SUPPLEMENT DATED JUNE 23, 2025

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2025

FOR GROWTH PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2025 for Growth Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

The Board of Trustees of the Growth Portfolio approved a proposal to reclassify the fund from “diversified” to “non-diversified.” This proposal is subject to approval by the shareholders of the Growth Portfolio at a special shareholder meeting expected to be held on August 20, 2025. Proxy materials describing the proposal and the rationale for the proposal will be sent to shareholders of the Growth Portfolio on or about July 23, 2025. No assurance can be given that shareholder approval will occur.

If approved, the reclassification would take effect as soon as practicable following the special shareholder meeting, and the Prospectus and Statement of Additional Information (“SAI”) will be updated as of that effective date to reflect the non-diversified status and the risks related to operating as a non-diversified fund as described below for prospectus disclosures and as described in the SAI supplement dated June 23, 2025 for SAI disclosures.

The following paragraph will be added prior to the last paragraph of the Principal Investment Strategies subsection:

The Fund is classified as non-diversified, which means it may invest in a smaller number of issuers than a diversified fund.

In the Principal Risks subsection, Non-Diversification Risk will be added after Mid-Capitalization Companies Risk. The disclosure for this new risk is as follows:

•	Non-Diversification Risk: A fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the risk that the Fund will have greater price swings over shorter periods of time because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments. Being classified as non-diversified does not prevent the Fund from being managed as though it were a diversified fund.

Other than the proxy materials, assuming the proposed diversification change is approved by shareholders, no further notification will be sent to shareholders. However, if this change is not approved, the Fund will remain diversified and shareholders will be notified accordingly.

In addition, in the Management subsection, the following is added in the “Portfolio Manager and Primary Title with Sub-Adviser” table:

Tim Dittmer	Since 2025

In addition, effective June 1, 2026, information regarding portfolio manager Eric Fischman will be deleted.